Second Quarter 2022 Earnings Review United Bankshares, Inc. July 28, 2022 Exhibit 99.2

Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) United’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; (ii) the effect of the COVID-19 pandemic; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations managements of United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic, on United, its colleagues, the communities United serves, and the domestic and global economy; (2) uncertainty in U.S. fiscal and monetary policies, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) interest rate, securities market and monetary supply fluctuations; (5) increasing rates of inflation and slower growth rates; (6) reform of LIBOR; (7) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those involving the Federal Reserve, FDIC, and CFPB; (8) the effect of changes in the level of checking or savings account deposits on United’s funding costs and net interest margin; (9) future provisions for credit losses on loans and debt securities; (10) changes in nonperforming assets; (11) competition; and (12) changes in legislation or regulatory requirements. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning United or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. United does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. IMPORTANT INFORMATION

Achieved Net Income of $95.6 million and Diluted Earnings Per Share of $0.71 Generated Return on Average Assets of 1.32%, Return on Average Equity of 8.33%, and Return on Average Tangible Equity* of 14.23% Achieved period end annualized loan growth of 14.8% (excluding PPP loans) Net Interest Margin (FTE) increased from 2.99% to 3.38% (linked-quarter) Quarterly dividend of $0.36 per share equates to a yield of 3.8% (based upon recent prices) Asset quality remains sound and Non-Performing Assets decreased 10.0% linked-quarter Strong expense control with an efficiency ratio of 54.61% Capital position remains robust and liquidity remains sound Repurchased 1,548,761 shares during 2Q22 for $53.4 million 2Q22 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

Linked-Quarter (LQ) Net Income was $95.6 million in 2Q22 compared to $81.7 million in 1Q22, with diluted EPS of $0.71 in 2Q22 compared to $0.60 in 1Q22. Net Interest Income increased $23.4 million primarily due to higher interest income on earning assets driven by rising market interest rates and a change in the asset mix to higher earning assets. Additionally, loan accretion on acquired loans increased $1.3 million, while PPP loan fee income declined $542 thousand. Provision Expense was $(1.8) million in 2Q22 compared to $(3.4) million in 1Q22. Noninterest Income decreased $2.4 million primarily due to a decrease of $6.8 million in income from mortgage banking activities. Partially offsetting this decrease was an increase in BOLI income of $1.9 million primarily due to the recognition of death benefits. Noninterest Expense increased $2.0 million primarily due to higher amounts of certain general operating expenses including an increase in the expense for reserve for unfunded loan commitments of $662 thousand. EARNINGS SUMMARY

PERFORMANCE RATIOS *Non-GAAP measure. Refer to appendix. Strong profitability and expense control

Reported Net Interest Margin increased from 2.99% to 3.38% LQ. Linked-quarter Net Interest Income (FTE) was up $23.4 million primarily due to higher interest income on earning assets driven by rising market interest rates and a change in the asset mix to higher earning assets. Year 1 of a +100 bps rate shock scenario shows projected NII up ~0.2%, and Year 2 shows projected NII up ~3.1% (compared to base case projections which use implied forward rates). As of 6/30/22, ~1% of total loans are below their interest rate floors. Total remaining unamortized PPP fees (net of costs) were $2.7 million as of 6/30/22. Scheduled purchase accounting loan accretion is estimated at $5.6 million for the remainder of FY 2022 and $11.1 million for FY 2023. NET INTEREST INCOME AND MARGIN

Linked-Quarter loan balances increased $575 million primarily driven by Residential Real Estate loans and Construction & Land Development loans. Excluding the $101 million decline in PPP loans, total loans increased $676 million (14.8% annualized) compared to 1Q22. As of 6/30/22, loan balances within the North Carolina & South Carolina markets were up ~29.5% annualized YTD (excluding PPP). Non Owner Occupied CRE to Total Risk Based Capital was ~245% at 2Q22. CRE portfolio remains diversified among underlying collateral types. Total purchase accounting-related fair value discount on loans was $56 million as of 6/30/22. LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE) $ in millions

End of Period Balances (000s) 3/31/22 6/30/22 Non-Accrual Loans $34,093 $28,386 90-Day Past Due Loans $15,179 $16,443 Restructured Loans $30,582 $25,504 Total Non-performing Loans $79,854 $70,333 Other Real Estate Owned $13,641 $13,847 Total Non-performing Assets $93,495 $84,180 Non-performing Loans / Loans 0.43% 0.37% Non-performing Assets / Total Assets 0.32% 0.29% Annualized Net Charge-offs / Average Loans (0.04)% (0.02)% Allowance for Loan & Lease Losses (ALLL) $214,594 $213,729 ALLL / Loans, net of earned income 1.17% 1.13% Allowance for Credit Losses (ACL)* $251,273 $256,308 ACL / Loans, net of earned income 1.37% 1.35% NPAs decreased $9.3 million, or 10.0%, compared to 1Q22. ACL increased $5.0 million LQ primarily driven by an increase in the reserve for lending-related commitments of $5.9 million. PPP loans are included within the ratios above ($190 million at 3/31/22 and $89 million at 6/30/22). CREDIT QUALITY *ACL is comprised of ALLL and the reserve for lending-related commitments

PPP Loan Activity Originated over 13,500 loans for $1.8 billion since program inception in 2020 Maintained an “all hands on deck” approach in order to assist as many customers as possible Outstandings decreased $101 million in 2Q22 Remaining outstandings at 6/30/22: Over 800 loans totaling $89 million Average loan balance: $104,094 Median loan balance: $20,833 PPP Fees Recognized, net of costs ($ millions)* 2Q21 3Q21 4Q21 1Q22 2Q22 $9.02 $7.85 $5.04 $4.10 $3.56 *Remaining unamortized fees of $2.7 million at 6/30/22. PPP Loans Outstanding ($ millions) 2Q21 3Q21 4Q21 1Q22 2Q22 $790 $412 $302 $190 $89 PAYCHECK PROTECTION PROGRAM (PPP)

Strong core deposit base with 39% of deposits in Non Interest Bearing accounts. LQ deposits decreased $448 million driven by Money Market and Time Deposit accounts. This includes declines in brokered deposits of $100 million. Interest bearing deposit beta of ~6% and total deposit beta of ~3% in 2Q22. Enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets with a dominant market share position. Top 10 Deposit Markets by MSA (as of 6/30/21) MSA Total Deposits In Market ($000) Number of Branches Rank Washington, DC 10,389,699 63 7 Charleston, WV 1,458,733 8 2 Morgantown, WV 1,279,427 6 1 Myrtle Beach, SC 837,090 11 5 Richmond, VA 821,453 12 8 Parkersburg, WV 749,485 4 1 Hagerstown, MD 643,632 6 3 Charleston, SC 637,937 8 8 Wheeling, WV 520,225 6 2 Charlotte, NC 518,579 7 17 $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY

West Virginia #2 in the state (second only to Truist) with $6.1 billion in deposits. United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state. United continues to build franchise value with an attractive mix of both high growth MSA’s and stable, rural markets with a dominant market share position. Further growth opportunities exist to expand our presence in some of the most desirable banking markets in the nation. These dynamics uniquely position our franchise and contribute to making United one of the most valuable banking companies in the Southeast and Mid-Atlantic. Washington D.C. MSA #1 regional bank (#7 overall) with $10.4 billion in deposits. United has increased deposit market share in the D.C. MSA from #15 in 2013 to #7 in 2021, with total deposits increasing from $2.1 billion to $10.4 billion. Virginia- #7 in the state with $9.3 billion (including VA deposits within the D.C. MSA). North Carolina #17 in the state with $2.0 billion. Select MSAs: #17 in Charlotte #28 in Raleigh #13 in Wilmington #11 in Greenville #1 in Washington #8 in Rocky Mount #10 in Fayetteville South Carolina #10 in the state with $1.9 billion. Select MSAs: #8 in Charleston #5 in Myrtle Beach #13 in Greenville #16 in Columbia ATTRACTIVE DEPOSIT MARKET SHARE POSITION Source: S&P Global Market Intelligence; Data as of 6/30/21

End of Period Ratios / Values 3/31/22 6/30/22** Common Equity Tier 1 Ratio 13.0% 12.7% Tier 1 Capital Ratio 13.0% 12.7% Total Risk Based Capital Ratio 15.1% 14.8% Leverage Ratio 10.4% 10.5% Total Equity to Total Assets 15.7% 15.6% *Tangible Equity to Tangible Assets (non-GAAP) 9.8% 9.6% Book Value Per Share $33.77 $33.34 *Tangible Book Value Per Share (non-GAAP) $19.72 $19.14 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United repurchased 1,548,761 common shares during 2Q22 for $53.4 million as compared to 710,785 shares repurchased during 1Q22 for $25.0 million. As of 6/30/22, there were 4,371,239 shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Three Months Ended (000s) 3/31/22 6/30/22 Applications $1,696,504 $1,159,102 Loans Originated $1,006,363 $955,152 Loans Sold $1,170,124 $1,072,623 Purchase Money % 73% 86% Realized Gain on Sale Margin 2.98% 2.40% Locked Pipeline (EOP) $412,809 $206,246 Loans Held for Sale (EOP) $340,040 $220,689 Balance of Loans Serviced (EOP) $3,623,207 $3,534,607 Total Income $25,714 $24,338 Total Expense $25,448 $25,776 Income Before Tax $266 $(1,438) Net Income After Tax $209 $(1,153) Mortgage Banking Segment represents George Mason Mortgage and Crescent Mortgage Company. George Mason Mortgage, founded in 1980, is headquartered in the Washington D.C. MSA with 10 offices located throughout Virginia, Maryland, North Carolina, and South Carolina. Crescent Mortgage Company, founded in 1993, is headquartered in Atlanta, Georgia, and is primarily a correspondent/wholesale mortgage company approved to originate loans in 48 states partnering with community banks, credit unions and mortgage brokers. The quarterly net fair value impact on mortgage banking derivatives and loans held for sale was $(10.3) million in 1Q22 and $(6.9) million in 2Q22. MORTGAGE BANKING

Select guidance is being provided for 2022. Our outlook may change if the expectations for these items vary from current expectations. Balance Sheet: Expect loan growth, excluding loans held for sale, to be in the mid to high single digits for the remainder of 2022 (annualized). Loan pipelines continue to be very strong. QTD in 3Q22, loan balances are up >$250 million and deposit balances are relatively flat compared to 6/30/22. Net Interest Income / Net Interest Margin: Expect the net interest margin, excluding PPP fees and loan purchase accounting accretion, to increase throughout 2022 (compared to 2Q22). Net interest income is expected to be in the range of $845 million to $865 million for FY 2022 (utilizing implied forward rate assumptions as of 6/30/22). Provision Expense: Asset quality remains sound. Provision expense will be dependent on the future economic outlook and future credit trends within United’s portfolio. Non Interest Income: Expect mortgage banking revenue to continue to be under pressure. Mortgage banking revenue will be subject to industry trends, gain on sale margins, and mix of secondary versus portfolio production. Additionally, United has implemented changes in NSF / overdraft fees which are estimated to reduce the non interest income run-rate by ~$5 million (annualized) beginning in 3Q22. Non Interest Expense: Expect non interest expense for FY 2022 to be in the range of $560 million to $570 million. Effective Tax Rate: Estimated at approximately 20.0%. Capital: Expect to remain active in the stock buyback program during 2022 (market dependent). 2022 OUTLOOK

Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 3.8% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider / employee ownership 48 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 14.4x (based upon median 2022 street consensus estimate of $2.61 per Bloomberg) INVESTMENT THESIS

APPENDIX

(dollars in thousands) 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $94,836 $92,152 $73,852 $81,664 $95,613 (B) Number of Days in the Quarter 91 92 92 90 91 Average Total Shareholders' Equity (GAAP) $4,378,898 $4,440,107 $4,551,634 $4,759,780 $4,606,186 Less: Average Total Intangibles (1,834,920) (1,833,449) (1,856,141) (1,911,125) (1,911,705) (C) Average Tangible Equity (non-GAAP) $2,543,978 $2,606,658 $2,695,493 $2,848,655 $2,694,481   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 14.95% 9.58% 14.03% 10.87% 11.63% 14.23%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   3/31/2022 6/30/2022     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 29,365,511 $ 28,777,896   Less: Total Intangibles (GAAP) (1,912,278) (1,910,544)     Tangible Assets (non-GAAP) $ 27,453,233 $ 26,867,352         Total Shareholders' Equity (GAAP)   $ 4,595,140 $ 4,487,050     Less: Total Intangibles (GAAP)   (1,912,278) (1,910,544)   Tangible Equity (non-GAAP)   $ 2,682,862 $ 2,576,506   Tangible Equity to Tangible Assets (non-GAAP)   9.8% 9.6%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 4,595,140 $ 4,487,050   Less: Total Intangibles (GAAP) (1,912,278) (1,910,544)   Tangible Equity (non-GAAP) $ 2,682,862 $ 2,576,506   ÷ EOP Shares Outstanding (Net of Treasury Stock) 136,068,439 134,580,646   Tangible Book Value Per Share (non-GAAP) $19.72 $19.14             RECONCILIATION OF NON-GAAP ITEMS (CONT.)